UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

February 4, 2013

Date of Report (date of Earliest Event Reported)

VELATEL GLOBAL COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in its Charter)

NEVADA	000-52095	98-0489800
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

5950 La Place Court, Suite 160, Carlsbad, CA 92008

(Address of principal executive offices and zip code)

(760) 230-8986

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

First Amendment to Stock Purchase Agreement, Escrow Agreement, and Corporate Guaranty

On February 4, 2013, VelaTel Global Communications, Inc., a Nevada corporation and the registrant responsible for the filing of this Form 8-K (“Company”), through its wholly owned subsidiary Gulfstream Capital Partners Ltd., a Seychelles corporation (“Buyer”), entered into a First Amendment (“Amendment”) to Stock Purchase Agreement (“SPA”), Escrow Agreement, and Corporate Guaranty with China Motion Telecom International Limited (“Listco”), Listco’s wholly owned subsidiary China Motion Holdings Limited (“Holdings”), and Holdings’ 95% subsidiary ChinaMotion InfoServices Limited (“CMInfo”) (Holdings and CMInfo collectively, “Seller”) to acquire 100% of the capital stock of China Motion Telecom (HK) Limited. The material terms of the Amendment are as follows:

1.                The Purchase Price of HK$45,000,000 (US$5,805,0001 described in the SPA is increased to HK$45,405,000 (US$5,857,200) (“Amended Purchase Price”), representing a 1% increase in the difference between the total original Purchase Price less the Buyer’s Deposit of HK$4,500,000 (US$580,500) previously paid in connection with the SPA.

2.                Within ten business days following the Effective Date of the Amendment, Buyer shall deposit with Escrow Agent, in escrow, a sum of HK$1,170,000 (US$150,900) (“Buyer’s Further Deposit”), which shall represent additional security for Buyer’s performance of the SPA (as revised and amended by the Amendment). In the event of Buyer’s failure or inability to timely close the SPA on or before the Outside Closing Date (as amended in the Amendment) or the SPA is not closed for whatever reasons other than Seller’s failure or inability to timely close the SPA on or before the amended Outside Closing Date, Buyer’s Deposit and Buyer’s Further Deposit together shall be released to Seller, and, shall constitute Seller’s sole remedy for Buyer’s breach.

3.                The Outside Closing Date of January 31, 2013 described in the SPA is extended to February 28, 2013.

4.                In addition to the Buyer’s Further Deposit and the Amended Purchase Price, Buyer shall pay a total sum of no more than HK$120,000 (US$15,500) (all inclusive) to the professional parties of Seller, towards the total costs and disbursements involved in the preparation and execution of, and other matters incidental to, the Amendment.

A complete copy of the Amendment is attached to this Form 8-K as Exhibit 10.1.

Item 9.01 Exhibits

10.1	First Amendment to Stock Purchase Agreement, Escrow Agreement, and Corporate Guaranty for Purchase of 100% of the Capital Stock of China Motion Telecom (HK)Limited

1 All conversions from Hong Kong dollars to US dollars expressed in parenthesis are based on a conversion rate of HK$1.00 = US$0.129, with the US$ conversion rounded to the nearest US$100.

2

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 4, 2013

VelaTel Global Communications, Inc.,

By: /s/George Alvarez

Name: George Alvarez

Title: Chief Executive Officer

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